UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2008

SUPERIOR ESSEX INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50514	20-0282396

(State or other jurisdiction

of incorporation)

(Commission

File Number)

(IRS Employer

 Identification No.)

150 Interstate North Parkway, Atlanta, Georgia 30339
(Address of principal executive offices) (Zip Code)

(770) 657-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 12, 2008, the Board of Directors (the “Board”) of Superior Essex Inc. (the “Company”) approved amendments to the By-laws of the Company.  The By-laws were amended to adopt a majority vote standard for the election of directors in an uncontested election (Section 1.8 of the restated By-laws). Under this standard, in order to be elected in an uncontested election, the votes cast for such nominee’s election must exceed the votes cast against such nominee’s election (with “abstentions” not counted as votes cast for or against that director).  In contested elections (those in which the secretary has received notice that a stockholder has nominated one or more nominees in accordance with the By-laws or the number of nominees exceeds the number of directors to be elected), directors will continue to be elected by a plurality vote.  In addition, the Board approved an amendment to the By-laws to require director nominees to tender an irrevocable resignation, which becomes effective upon (i) that person not receiving a majority of the votes cast in an election that is not a contested election, and (ii) acceptance by the Board of Directors of that resignation (Section 1.8).

The Board decided that at the same time the By-laws were amended to adopt a majority vote standard for the election of directors, it would approve additional amendments to modernize the By-laws of the Company.  These other amendments are described below; all By-law section references refer to the restated By-laws unless otherwise noted.  The restated By-laws are attached as Exhibit 3.1 to this Form 8-K, and a red-lined version of the By-laws marked to show the amendments is attached as Exhibit 99.1 to this Form 8-K.

Section	Summary of Changes
Former 1.1 and 1.2	• Deleted information regarding Company offices
1.1	• Allows stockholder meetings by means of remote communication
1.2 and 1.3	• Makes clear that stockholder meetings may be called for any purpose • Changes authority to call special stockholder meetings from President to Chairman of the Board
1.4

•                 Clarifies when a notice of meeting to stockholders, if mailed, shall be deemed to be given

•                 Expressly provides for delivery of notices to stockholders by electronic transmission

•                 Expressly provides for “householding” of notices to stockholders

1.6

•                 Quorum requirement revised to take into account the possibility that the Company may have shares of different classes having different voting rights

•                 Expressly authorizes the Chairman of the Board to adjourn a stockholder meeting if a quorum fails to attend

1.7

•                 Provides for the possibility that applicable law or listing standards would require an item to be decided by a stockholder vote different from the otherwise applicable vote

•                 Describes the manner in which proxies may be made irrevocable

1.8 and 1.10	• New section relating to majority voting for directors in uncontested elections

• Changes provisions for making available a list of stockholders
1.12

•                 Extends the advance notice requirements for stockholders to submit business proposals or nominate directors in accordance with applicable law

•                 Clarifies that any adjournment/postponement of a stockholder meeting does not commence a new time period for submission of stockholder notices

•                 Requires a stockholder submitting a nomination or proposal to represent that such stockholder is a holder of record and entitled to vote at the meeting

•                 Adds requirement for the notice of a director nomination that nominee, if elected, will tender the resignation required by Section 1.8

•                 Gives the Chairman of the Board the power to declare a proposal not properly brought before the meeting

•                 Requires stockholder to appear at the annual or special meeting to present its nomination or proposal or such nomination or proposal may be disregarded

•                 Outlines manner in which a stockholder proponent may appoint a qualified representative to present the proposal or nomination at a stockholder meeting

1.13	• Provides for the Company to appoint inspectors of election and outlines the duties of the inspector
2.1

•                 Brings the By-laws in conformity with the Certificate of Incorporation by changing the board size from between one and fifteen with the exact number of directors set at nine (formerly seven)

•                 Eliminates requirement that the Board be divided into classes

2.2 and 2.3

•                 Minor grammatical and clarifying changes

•                 Makes clear that the Board can do all such lawful acts as are not required to be done by stockholders not only by the Certificate of Incorporation and By-laws of the Company but also by applicable law or any other rule or regulation applicable to the Company

2.4	• Expands method of director resignation
2.5 and 2.6

•                 Special meetings of the Board may be called by the Chairman of the Board and now also by the CEO

•                 Provides that notice of a special meeting now must be given 24 hours in advance regardless of the method and now need not specify a purpose for the meeting

•                 Notice may be delivered in any form and delivered in any manner permitted by law

2.8	• Clarifies that Board action by unanimous consent may be effected either in writing or by electronic transmission
2.10	• Eliminates requirement that the Chairman of the Board be elected annually at specified time
2.11

•                 Revised to specifically permit the creation of sub-committees, clarifies that the Board has the ability to set rules for conduct of committee meetings and provides for default to By-laws for conduct if committee rules are not set

2.12	• Simplifies provision regarding director compensation by providing that the Board can set the compensation of directors (eliminating specificity as to form of compensation)
3.1 and 3.3	• Revised to better reflect the Company’s internal organization and recognizes positions of CFO and Controller
3.2	• Modernizes provisions with respect to election of officers • Confirms that the Board’s right to remove officers doesn’t affect an individual’s contract rights • Provides for resignation of officers
3.4	• Provides that the powers and duties of the CEO come from the By-laws and the authority vested by the Board and the Chairman of the Board
3.5 - 3.11	• Adds CFO and Controller position descriptions; modernizes VP and treasurer position descriptions (e.g., eliminates requirement that treasurer post a bond)
4.1 - 4.4	• Revised to provide for the existence of uncertificated shares • Modernizes provisions regarding lost, stolen or destroyed stock certificates
Article V	• Permits waivers of notice by the person required to be given such notice (director, stockholder) to be given by electronic transmission in addition to in writing
6.4	• Gives the Board the power to approve the Corporate Seal and eliminates the requirement that the seal contain the words “Corporate Seal, Delaware”
7.1

•                 Revised to replace the detailed provisions dealing with indemnification and advancement of expenses for directors and officers with a more condensed provision that requires the Company to indemnify and advance expenses to officers and directors to the fullest extent permitted by law, subject to certain limitations

Item 9.01.              Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits:

Exhibit Number	Exhibit Description
3.1	Restated By-laws of Superior Essex Inc.
99.1	By-laws marked to show amendments approved by the Board of Directors on March 12, 2008

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ESSEX INC.

Date: March 18, 2008	By:	/s/ David S. Aldridge
David S. Aldridge
Executive Vice President, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
3.1	Restated By-laws of Superior Essex Inc.
99.1	By-laws marked to show amendments approved by the Board of Directors on March 12, 2008